SUPPLEMENT TO THE PROSPECTUS

The date of this supplement is October 2, 2025.

For Certain MFS® Funds

Effective December 15, 2025, the last four paragraphs in the sub-section entitled "Financial Intermediary Category I" under the main heading entitled "Appendix A - Waivers and Reductions of Sales Charges" are restated in their entirety as follows:

Reinstatement Privilege. Within 90 days of a redemption of Class A, Class B, or Class C shares, you have a one-time right per fund per registration to reinvest the proceeds of such redemption into Class A shares of the same fund or another MFS fund without paying an initial sales charge. For clarity, proceeds can only be reinvested in Class A shares of an MFS fund under the same account registration as the redeemed shares.

Any CDSC paid upon the redemption of Class A shares will be credited to your account, and your new Class A shares will be subject to a CDSC according to the CDSC schedule applicable to your original shares.

Any CDSC paid upon the redemption of Class B or Class C shares will not be credited to your account and the Class A shares purchased using this reinstatement privilege will not be subject to a CDSC.

In order to benefit from the reinstatement privilege, it is your responsibility to inform your financial intermediary or MFSC that the reinstatement privilege is in effect each time shares of the fund are purchased under this privilege.

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